UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported):
March 2, 2026

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On March 4, 2026, Grocery Outlet Holding Corp. (the "Company") announced its financial results for the fiscal quarter and fiscal year ended January 3, 2026 ("fiscal 2025"). The full text of the press release issued by the Company is furnished as Exhibit 99.1 to this report.
The information in Item 2.02 of this current report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 2.05 Costs Associated With Exit or Disposal Activities.
To strengthen long-term profitability and cash flow generation, improve operational execution, optimize the Company's existing store footprint and align with the Company’s disciplined new store growth strategy, in the first quarter of fiscal 2026 the Company conducted a strategic, financial and operational analysis of its store fleet. Following that review, on March 2, 2026, the Company's Board of Directors adopted a business optimization plan (the "Optimization Plan") that provides for the closure of 36 financially underperforming stores ("Closure Stores"), including the termination or sublease of the applicable store leases; the termination or sublease of a lease for a distribution center facility that the Company is no longer utilizing (together with the store lease terminations and subleases, the "Lease Exits"); and the termination of operator agreements with independent operators for the Closure Stores as well as certain other store locations (the "Operator Agreement Terminations"). These actions under the Optimization Plan are expected to be substantially completed during fiscal 2026.
In addition, preceding the adoption of the Optimization Plan, during the reporting process for the audited consolidated financial statements for fiscal 2025, the Company determined that the long-lived assets of the Closure Stores were impaired, and recognized $110 million of non-cash charges in Impairment of long-lived assets on the consolidated statements of operations and comprehensive income (loss).
The Company estimates that it will incur between $14 million and $25 million in net total restructuring charges in fiscal 2026 related to the Optimization Plan approved in the first quarter of fiscal 2026. Estimated restructuring charges expected to be incurred in connection with the Operator Agreement Terminations include bad debt expense of between $11 million and $14 million and cash expenses of between $2 million and $3 million. The Company intends to negotiate lease terminations with the landlords of the Closure Stores and one distribution center facility during fiscal 2026. If we are successful in negotiating these lease terminations, the Company expects to incur net restructuring charges for the Lease Exits of between $1 million and $8 million, which primarily includes cash costs of between $49 million and $60 million for lease termination fees, costs to prepare the premises for surrender to the landlords and idle property costs, partially offset by the net non-cash write-off of the right-of-use assets and lease liabilities associated with these leases of between $(48) million and $(52) million.
In addition to the above costs, the Company estimates that its fiscal 2026 gross profit may be negatively impacted by between $4 million and $6 million as a result of sales discounts or product markdowns to liquidate on-hand inventory during the wind-down of operations of the Closure Stores.
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this report other than statements of historical fact may constitute forward-looking statements, including statements regarding the estimated amounts, types and timing of costs that the Company will incur in connection with the Optimization Plan, the timing of completion of the Lease Exits and Operator Agreement Terminations, and the Company’s revised business strategy and plans. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied by any forward-looking statements, including risks that: the Company may be unable to implement the Lease Exits as anticipated on a timely basis, at an acceptable cost (in the case of terminations) or at market prices for the remaining terms (in the case of subleases), or at all; the actual amount of expenses and cash expenditures associated with the Optimization Plan may exceed the Company’s estimates; the Company may incur additional expenses not currently contemplated due to unanticipated events associated with the Optimization Plan; the Company may fail to manage any disruptions to its operations or growth strategy from the Optimization Plan; the Optimization Plan may harm the Company’s reputation with landlords, employees and independent operators, and other stakeholders; the Optimization Plan may not generate the intended benefits to the extent or as quickly as anticipated; and other factors discussed under "Risk Factors" in the Company's most recent annual report on Form 10-K and in other subsequent reports the Company files with the United States Securities and Exchange Commission (the "SEC"). The Company's periodic filings are accessible on the SEC's website at www.sec.gov. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, and the Company’s expectations based on third-party information and projections are from sources that management believes to be reputable, the Company cannot guarantee that future results, levels of activity, performance or achievements. These forward-looking statements are made as of the date of this report or as of the date specified herein and the Company has based these forward-looking statements on current expectations and projections about future events and trends. Except as required by law, the Company does not undertake any duty to update any of these forward-looking statements after the date of this report or to conform these statements to actual results or revised expectations.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated March 4, 2026, entitled "Grocery Outlet Holding Corp. Announces Fourth Quarter and Fiscal 2025 Financial Results."
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	March 4, 2026	By:	/s/ Christopher M. Miller
		Name:	Christopher M. Miller
		Title:	Executive Vice President, Chief Financial Officer